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                                                              EXHIBIT - 10.41(a)

                                                                  EXECUTION COPY

                                FIRST AMENDMENT
                         TO THIRD AMENDED AND RESTATED
                    LETTER OF CREDIT AND GUARANTY AGREEMENT


        THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LETTER OF CREDIT AND GUARANTY AGREEMENT (this "Amendment") dated as of December 28, 1994 is among:

        (i)     FOOTHILL CAPITAL CORPORATION, a California corporation
("Foothill"),

        (ii) The banks listed on the signature pages of this Amendment under the heading "Banks" (currently only Union Bank but to be referred to herein as the "Initial Banks"), and

        (iii) UNION BANK, a California banking corporation, ("Union"), as agent for the Banks and the Issuing Bank (the "Agent") hereunder.

        PRELIMINARY STATEMENTS

        (1) Foothill, the Initial Banks and the Agent are parties to a Third Amended and Restated Letter of Credit and Guaranty Agreement dated as of August 1, 1994 (the "Agreement").

        (2) Foothill has requested Union (currently the Issuing Bank and the only Bank under the Agreement) and the Agent to amend the Agreement to increase the "Letter of Credit Commitment" thereunder to $15,000,000. Union and the Agent are willing to effect such amendment upon the terms and subject to the conditions set forth below.

        AGREEMENT

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the respective meanings given to those terms in the Agreement.

        SECTION 2.  Agreement Amendment.  The Agreement is amended as follows:

                (a) Section 1.01 is amended by changing the amount "$10,000,000" appearing in the definition of "Letter of Credit Commitment" to "$15,000,000".

                (b) Section 2.01 is amended by changing the amount "$10,000,000" appearing therein to "$15,000,000".

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                (c) The signature page is amended by changing the amount
        "$10,000,000" appearing next to the name of Union under the heading "BANKS" to "$15,000,000".

        SECTION 3. Representations and Warranties. Foothill hereby represents and warrants to Union and the Agent as follows:

                (a) Each of the representations and warranties set forth in
        Article V of the Agreement is true and correct on the date hereof and, after giving effect to the amendments effected hereby on the Effective Date (as defined below), will be true and correct on the Effective Date.

                (b) No Event of Default or Potential Default has occurred and is continuing or exists under the Agreement on the date hereof and, after giving effect to the amendments effected hereby on the Effective Date, no Event of Default or Potential Default will have occurred and be continuing or will exist under the Agreement on the Effective Date.

(For the purposes of the foregoing representations and warranties, the term "Loan Documents" as used in Article V of the Agreement and elsewhere in the Agreement shall be deemed to include this Amendment prior to the Effective Date.).

        SECTION 4.  Effectiveness.  The amendments set forth in Section 2 above
shall become effective on December   , 1994 (the "Effective Date"), subject to
receipt by the Agent of each of the following on or prior to the Effective
Date:

                (a) Counterparts of this Amendment, duly executed by Foothill, the Agent and Union; and

                (b) A certificate of the secretary of Foothill certifying (i) the corporate action taken by Foothill to authorize the execution, delivery and performance of this Amendment and (ii) the incumbency of the officers of Foothill authorized to execute this Amendment on behalf of Foothill.

On and after the Effective Date, all references in the Agreement or the other Loan Documents to the Agreement shall mean the Agreement as amended hereby, and the term "Loan Documents" shall include this Amendment. Except as amended hereby, the Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.

        SECTION 6.  Miscellaneous.

                (a) Foothill shall pay all reasonable costs and expenses of the Agent in connection with the execution

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        and delivery of this Amendment and the other documents and agreements delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and with respect to advising the Agent as to its rights hereunder and thereunder.

                (b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                FOOTHILL CAPITAL CORPORATION

                                By: /s/ Kent W. Dahl
                                    --------------------------------------
                                    Name:  Kent W. Dahl
                                    Title: Senior Vice President/Treasurer


                                UNION BANK, as Agent

                                By: /s/ Donald H. Rubin
                                    --------------------------------------
                                    Name:  Donald H. Rubin
                                    Title: Vice President


                                BANKS

                                UNION BANK, as Issuing Bank and
                                  as a Bank

                                By: /s/ Donald H. Rubin
                                    --------------------------------------
                                    Name:  Donald H. Rubin
                                    Title: Vice President


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